Exhibit 99.2

Appendix I — Conditions, Further Terms of the Offer, Form of Acceptance and Electronic Acceptances

PART A: CONDITIONS OF THE OFFER

The Offer is conditional upon:

(i)

valid acceptances of the Offer being received (and not, where permitted, withdrawn) by not later than 3.00 pm (London time) on February 6, 2006 (or such later time(s) and/or date(s) as the Offeror may, subject to the rules of the Code, decide) in respect of not less than 90 per cent. (or such lesser percentage as the Offeror may decide) in nominal value of the First Technology Shares to which the Offer relates, provided that this condition shall not be satisfied unless the Offeror and/or any of its wholly-owned subsidiaries shall have acquired or agreed (unconditionally or subject only to conditions that will be fulfilled upon the Offer becoming or being declared unconditional in all respects) to acquire (pursuant to the Offer or otherwise) First Technology Shares carrying in aggregate more than 50 per cent. of the voting rights then normally exercisable at a general meeting of First Technology including for this purpose (to the extent, if any, required by the Panel) any such voting rights attaching to any First Technology Shares that are unconditionally allotted or issued before the Offer becomes or is declared unconditional as to acceptances, whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise. For the purposes of this condition:

(a)	the expression 'First Technology Shares to which the Offer relates' shall be construed in accordance with sections 428 to 430F (inclusive) of the Companies Act;

(b)	First Technology Shares that have been unconditionally allotted but not issued shall be deemed to carry the voting rights that they will carry upon issue;

(c)	First Technology Shares that cease to be held in treasury are First Technology Shares to which the Offer relates; and

(d)

valid acceptances shall be treated as having been received in respect of any First Technology Shares that the Offeror or any other member of the Wider Honeywell Group shall, pursuant to section 429(8) and, if applicable, section 430E of the Companies Act, be treated as having acquired or contracted to acquire by virtue of acceptances of the Offer;

(ii)

the New Facility continuing to be available to the Wider First Technology Group on the terms fairly disclosed to Honeywell or its advisers by or on behalf of First Technology in connection with the Offer prior to December 19, 2005 and no lender under the New Facility having withheld an extension of credit or having terminated its obligations to make credit available thereunder or having demanded the repayment of any sums advanced under the New Facility prior to the due date for payment thereof;

(iii)

no Third Party having intervened in any way and there not continuing to be outstanding any statute, regulation or order of any Third Party in each case which would or might reasonably be expected (in any case to an extent which is material in the context of the Wider Honeywell Group or the Wider First Technology Group, as the case may be, in each case, taken as a whole) to:

(a)

make the Offer or its implementation or the acquisition or proposed acquisition by the Offeror or any other member of the Wider Honeywell Group of any shares or control of First Technology, or any other member of the Wider First Technology Group, void, unenforceable and/or illegal in any jurisdiction or otherwise directly or indirectly restrain, restrict, prohibit, prevent, materially delay or otherwise interfere with the implementation thereof, or impose material additional conditions or obligations with respect to the Offer or such acquisition or control, or otherwise challenge, impede or hinder the Offer or its implementation, or require amendment to the terms of the Offer or the acquisition or proposed acquisition of any First Technology Shares by the Offeror or by any other member of the Wider Honeywell Group or the acquisition of control of First Technology by the Offeror;

(b)

require, prevent, or materially delay the divestiture or alter the terms of any proposed divestiture by the Offeror or any other member of the Wider Honeywell Group or by First Technology or any other member of the Wider First Technology Group of all or any part of their respective businesses, assets or properties or impose any limitation on the ability of any of them to conduct any of their respective businesses or to own or control any of their respective assets or properties or any material part thereof;

(c)

limit or materially delay the ability of any member of the Wider Honeywell Group or any member of the Wider First Technology Group to acquire or to hold or to exercise effectively, directly or indirectly, all or any rights of ownership in respect of the First Technology Shares or to exercise voting or management control over any member of the Wider Honeywell Group or any member of the Wider First Technology Group;

(d)

except pursuant to Part XIIIA of the Companies Act in connection with the Offer, require any member of the Wider Honeywell Group or of the Wider First Technology Group to acquire, or to offer to acquire, any shares or other securities (or the equivalent) or interest in any member of either group or any asset owned by any third party;

(e)

require, prevent or materially delay the divestiture or alter the terms envisaged for any proposed divestiture by any member of the Wider Honeywell Group of any shares or other securities (or the equivalent) in First Technology;

(f)

limit to a material extent the ability of any member of the Wider Honeywell Group or of the Wider First Technology Group to conduct or integrate or co-ordinate its business, or any part of it, with the businesses or any part of the businesses of any other member of the Wider Honeywell Group or of the Wider First Technology Group;

(g)	result in any member of the Wider First Technology Group ceasing to be able to carry on business under any name under which it presently does so; or

(h)	otherwise adversely affect the business, assets, profits, financial or trading position or prospects of any member of the Wider First Technology Group or of the Wider Honeywell Group,

and all applicable waiting and other time periods during which any Third Party could intervene under the laws of any relevant jurisdiction, in respect of the Offer or the acquisition or proposed acquisition of any First Technology Shares or control of First Technology by the Offeror or any other member of the Wider Honeywell Group, having expired, lapsed or been terminated;

(iv)

to the extent that Council Regulation (EC) 139/2004 of January 20, 2004, on the control of concentrations between undertakings (“ECMR”) may be applied, the Offer is conditional on the European Commission indicating, in terms reasonably satisfactory to Honeywell, that in connection with the proposed acquisition of control of the First Technology Group by the Offeror, or any matter arising therefrom, it does not intend to initiate proceedings under Article 6(1)(c) of the ECMR;

(v)

to the extent that the Enterprise Act 2002 may be applied, the Offer is conditional on the Office of Fair Trading, or the appropriate Minister in the United Kingdom, indicating, in terms reasonably satisfactory to Honeywell, that the proposed acquisition of First Technology by the Offeror or any matter arising therefrom (including, but not limited to, any public interest consideration) or related thereto will not be referred to the Competition Commission and the deadline for appealing such a decision to the Competition Appeals Tribunal having expired;

(vi)

all necessary notifications, filings and applications having been made, all regulatory and statutory obligations in any relevant jurisdiction having been complied with, all appropriate waiting and other time periods (including any extensions of such waiting and other time periods) under any applicable legislation or regulations of any relevant jurisdiction including but not limited to the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired, lapsed or been terminated in each case in respect of the Offer or the acquisition or proposed acquisition of any First Technology Shares or control of First Technology or any other member of the Wider First Technology Group by any member of the Wider Honeywell Group or the carrying on by any member of the Wider First Technology Group of its business, except where the failure to make any such notification or filing, or comply with any such obligation, or the fact that any such period has not expired, lapsed or been terminated, individually or in the aggregate, is not likely to have a materially adverse effect on the Wider Honeywell Group or the Wider First Technology Group, as the case may be, in each case, taken as a whole;

(vii)

all authorisations and determinations necessary or appropriate in any relevant jurisdiction for or in respect of the Offer or the acquisition or proposed acquisition of any First Technology Shares or control of First Technology or any other member of the Wider First Technology Group by any member of the Wider Honeywell Group or in relation to the continuation of the business of any member of the Wider First Technology Group having been obtained, in terms and in a form satisfactory to Honeywell, from all relevant Third Parties or (without prejudice to the generality of the foregoing) from any persons or bodies with whom any member of the Wider First Technology Group has entered into contractual arrangements that are material in the context of the Wider First Technology Group taken as a whole and such authorisations and determinations, together with all authorisations and determinations necessary or appropriate for any member of the Wider First Technology Group to carry on its business, remaining in full force and effect and there being no notice or intimation of any intention to revoke or not renew or suspend, restrict or modify any of the same in any such case in so far as is material in the context of the Wider Honeywell Group or Wider First Technology Group, as the case may be, in each case, taken as a whole;

(viii)

except as publicly announced by First Technology, or as fairly disclosed to Honeywell or its advisers by or on behalf of First Technology in connection with the Offer prior to December 19, 2005, there being no provision of any agreement, arrangement, licence or other instrument to which any member of the Wider First Technology Group is a party, or by or to which any such member or any of its assets is or are or may be bound, entitled or subject or any event or circumstance, which, in each case as a consequence of the Offer or the acquisition or proposed acquisition of any First Technology Shares or control of First Technology or any other member of the Wider First Technology Group by any member of the Wider Honeywell Group or otherwise, could or might reasonably be expected to result in, (in any case to an extent that is or would be material in the context of the Wider First Technology Group taken as a whole):

(a)

any monies borrowed by, or any other indebtedness or liabilities (actual or contingent) of, or any grant available to, any such member being or becoming repayable or capable of being declared repayable immediately or prior to its stated maturity, or the ability of any such member to borrow moneys or incur any indebtedness being withdrawn or inhibited or becoming capable of being withdrawn;

(b)

any such agreement, arrangement, licence or other instrument, or the rights, liabilities, obligations or interests or business of any member of the Wider First Technology Group thereunder, or the interests or business of any such member in or with any other person, firm, company or body (or any arrangement or arrangements relating to any such interests or business) being, or becoming capable of being, terminated or adversely modified or affected or any onerous obligation or liability arising or any adverse action being taken or arising thereunder;

(c)	any member of the Wider First Technology Group ceasing to be able to carry on its business under any name under which it presently does so;

(d)

any asset or interest of or used by any member of the Wider First Technology Group being or falling to be disposed of or changed or ceasing to be available to any member of the Wider First Technology Group or any right arising under which any such asset or interest could be required to be disposed of or could cease to be available to any member of the Wider First Technology Group, in each case otherwise than in the ordinary course of business;

(e)

the creation or enforcement of any mortgage, charge or other security interest over the whole or any material part of the business, property or assets of any such member of the Wider First Technology Group or any such mortgage, charge or other security interest (whenever created, arising or having arisen) becoming enforceable;

(f)	the creation of any liability (actual or contingent) by any member of the Wider First Technology Group otherwise than in the ordinary course of business; or

(g)	the value of or the financial or trading position or prospects of any member of the Wider First Technology Group being prejudiced or adversely affected;

(ix)

since April 30, 2005, save as publicly announced, or as fairly disclosed to Honeywell or its advisers by or on behalf of First Technology in connection with the Offer prior to December 19, 2005, no member of the Wider First Technology Group having:

(a)

(save as between First Technology and, on a pre-emptive basis, any member of the Wider First Technology Group or upon the exercise of rights to subscribe for First Technology Shares pursuant to the exercise of options granted under any of the First Technology Share Option Schemes on or prior to April 30, 2005 or details of which have been fairly disclosed in writing to Honeywell or its advisers by or on behalf of First Technology in connection with the Offer prior to December 19, 2005, “disclosed options”) issued or agreed to issue or authorised or proposed the issue of additional shares of any class, or of securities convertible into or exchangeable for, or rights, warrants or options to subscribe for or acquire, any such shares or convertible securities or transferred or sold any shares out of treasury (save for the transfer of shares out of treasury on the exercise of disclosed options) or redeemed, purchased or repaid any of its own shares or other securities or reduced or made any other change to any part of its share capital;

(b)

recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus, dividend or other distribution whether payable in cash or otherwise (other than to First Technology or a wholly-owned subsidiary of First Technology);

(c)

save for transactions between members of the First Technology Group, acquired or disposed of or transferred, mortgaged or charged or created any security interest over (in each case other than in the ordinary course of business) any assets or any rights, title or interest in any asset (including shares and trade investments), which, in each case, is material in the context of the Wider First Technology Group taken as a whole, or merged with or demerged any body corporate or authorised or proposed or announced any intention to propose any such merger, demerger, acquisition, disposal, transfer, mortgage, charge or security interest (other than in the ordinary course of business);

(d)	made or authorised or proposed or announced an intention to propose any change in its loan capital or issued, authorised or proposed the issue of any debentures;

(e)

(save in the ordinary course of business or for transactions between members of the First Technology Group) incurred or increased or become subject to any indebtedness or liability (actual or contingent) which is material in the context of the Wider First Technology Group taken as a whole;

(f)	entered into or varied or authorised the entry into or variation of any agreement, transaction, arrangement or commitment (whether in respect of capital expenditure or otherwise) which:

(i)	is of a long-term, onerous or unusual nature or magnitude or which involves or could involve an obligation of such a nature or magnitude; or

(ii)	could restrict the business of any member of the Wider First Technology Group,

and in any case which is material in the context of the Wider First Technology Group taken as a whole;

(g)	entered into or varied in any material respect the terms of any contract, agreement or arrangement with any of the directors of First Technology or any other director or senior executive of any member of the Wider First Technology Group;

(h)	waived or compromised any claim other than in the ordinary course of business in any case in a manner or on terms that are material in the context of the Wider First Technology Group taken as a whole;

(i)

taken any corporate action or had any legal proceedings instituted or threatened against it or petition presented or order (in each case which is not discharged within 21 days) made, in each case in relation to the suspension of payments, moratorium of any indebtedness, its winding-up (voluntary or otherwise), dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of all or any material part of its assets or revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction or had any such person appointed;

(j)

been unable, or admitted in writing that it is unable, to pay its debts or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

(k)

proposed, agreed to provide or modified the terms of any share option scheme, incentive scheme, or other benefit relating to the employment or termination of employment of any employee of the Wider First Technology Group;

(l)

made or agreed or consented to any significant change to the terms of the trust deeds constituting the pension schemes established for its directors, employees or their dependants or the benefits which accrue, or to the pensions which are payable, thereunder, or to the basis on which qualification for, or accrual or entitlement to, such benefits or pensions are calculated or determined or to the basis on which the liabilities (including pensions) of such pension schemes are funded or made, or agreed or consented to any change to the trustees involving the appointment of a trust corporation;

(m)

implemented, effected or authorised, proposed or announced its intention to implement any composition, assignment, reconstruction, amalgamation, commitment, scheme or other transaction or arrangement (other than the Offer);

(n)

made any alteration to the memorandum or articles of association of First Technology or any material alteration to the memorandum or articles of association of any of First Technology's subsidiaries; or

(o)

entered into any contract, commitment, agreement or arrangement or passed any resolution with respect to, or announced an intention to, or to propose to effect, any of the transactions, matters or events referred to in this condition (ix);

(x)	since April 30, 2005, and save as publicly announced, or as fairly disclosed to Honeywell or its advisers by or on behalf of First Technology in connection with the Offer prior to December 19, 2005:

(a)

no adverse change or deterioration having occurred in the business, assets, financial or trading position or profits or prospects of First Technology or any other member of the Wider First Technology Group that is material in the context of the Wider First Technology Group taken as a whole;

(b)

no litigation or arbitration proceedings, prosecution or other legal proceedings having been instituted, announced, implemented or threatened in writing by or against or remaining outstanding against or in respect of any member of the Wider First Technology Group or to which any member of the Wider First Technology Group is or may become a party (whether as plaintiff, defendant or otherwise) the effect of which is adverse to any member of the Wider First Technology Group to an extent that in any case is material in the context of the Wider First Technology Group taken as a whole;

(c)

(other than as a result of the Offer) no enquiry or investigation by, or complaint or reference to, any Third Party having been threatened in writing, announced, implemented or instituted by or against or remaining outstanding against or in respect of any member of the Wider First Technology Group which in any such case is adverse to the interests of any member of the Wider First Technology Group and is material in the context of the Wider First Technology Group taken as a whole; and

(d)

no contingent or other liability of any member of the Wider First Technology Group having arisen or become apparent or increased which in any case is material in the context of the Wider First Technology Group taken as a whole;

(xi)

save as fairly disclosed to Honeywell or its advisers by or on behalf of First Technology in connection with the Offer prior to December 19, 2005 Honeywell not having discovered since December 18, 2005:

(a)

that any financial, business or other information concerning First Technology or the Wider First Technology Group that has been disclosed at any time by or on behalf of any member of the Wider First Technology Group whether publicly, or to any member of the Wider Honeywell Group prior to December 19, 2005, is misleading, contains any misrepresentation of fact or omits to state a fact necessary to make the information contained therein not misleading and which was not subsequently corrected before December 19, 2005 by disclosure either publicly or otherwise to Honeywell, to an extent which in any such case is material and adverse in the context of the Wider First Technology Group taken as a whole and the acquisition of First Technology by the Offeror; or

(b)

that any member of the Wider First Technology Group is subject to any liability (actual or contingent) that has not been disclosed to any member of the Wider Honeywell Group or publicly announced prior to December 19, 2005, and which in any case is material in the context of the Wider First Technology Group taken as a whole;

(c)

any information which affects the import of any information disclosed in writing at any time prior to December 19, 2005 by or on behalf of any member of the Wider First Technology Group whether publicly or to Honeywell to an extent which is material and adverse in the context of the Wider First Technology Group taken as a whole and the acquisition of First Technology by the Offeror;

(xii)

save as publicly announced or as fairly disclosed to Honeywell or its advisers by or on behalf of First Technology in connection with the Offer prior to December 19, 2005, Honeywell not having discovered since December 18, 2005 that:

(a)

any past or present member of the Wider First Technology Group has not complied with all applicable legislation or regulations of any jurisdiction or authorisations with regard to the use, treatment, handling, storage, transport, release, disposal, discharge, carriage, spillage, leakage or emission of any waste or hazardous substance or any substance likely to impair the environment or harm human health, or otherwise relating to environmental matters or the health and safety of any person, or that there has otherwise been any such use, treatment, handling, storage, transport, release, disposal, discharge, carriage, spillage, leakage or emission (whether or not this constituted a non-compliance by any person with any legislation or regulations and wherever the same may have taken place) which, in any case, would be likely to give rise to any liability (whether actual or contingent) or cost on the part of any member of the Wider First Technology Group which in any case is material in the context of the Wider First Technology Group taken as a whole; or

(b)

there is, or is likely to be, any liability (whether actual or contingent) to make good, repair, reinstate or clean up any property now or previously owned, occupied or made use of by or on behalf of any past or present member of the Wider First Technology Group, or in which any such member may now or previously have had or be deemed to have or have had an interest, or any other property or any controlled waters under any environmental legislation, regulation, notice, circular or order or other lawful requirement of any relevant authority or Third Party or otherwise which in any case is material in the context of the Wider First Technology Group taken as a whole; or

(c)

that circumstances exist whereby a person or class of persons would be likely to have a claim in respect of any product or process of manufacture or materials used therein now or previously manufactured, sold or carried out by any past or present member of the Wider First Technology Group which is or would be material in the context of the Wider First Technology Group taken as a whole.

For the purposes of these conditions:

(a)

'Third Party' means any government, government department or governmental, quasi-governmental, supranational, statutory, regulatory or investigative body, authority (including any national anti-trust or merger control authority), court, trade agency, association, institution or professional or environmental body or any other person or body whatsoever in any relevant jurisdiction;

(b)

a Third Party shall be regarded as having 'intervened' if it has decided to take, institute, implement, or threaten any action, proceeding, suit, investigation or enquiry or reference, or made, enacted or proposed any statute, regulation, decision, order or change to published practice, or taken any measures or other steps or required any action to be taken or information to be provided or otherwise having done anything and 'intervene' shall be construed accordingly;

(c)	'authorisations' means authorisations, orders, grants, recognitions, confirmations, consents, licences, clearances, permissions, exemptions and approvals;

(d)

'publicly announced' means fairly disclosed in the annual report and accounts of First Technology for the year ended April 30, 2005 or otherwise announced on or before December 18, 2005 by First Technology by the delivery of an announcement to a Regulatory Information Service;

(e)	'the New Facility' means the credit facility arranged for First Technology by HSBC Bank plc and The Royal Bank of Scotland plc announced by First Technology on December 12, 2005;

(f)

'the Wider First Technology Group' means First Technology and its subsidiary undertakings, associated undertakings and any other undertaking in which First Technology and such undertakings (aggregating their interests) have a substantial interest and 'the Wider Honeywell Group' means Honeywell and its subsidiary undertakings, associated undertakings and any other undertaking in which Honeywell and such undertakings (aggregating their interests) have a substantial interest;

(g)

'Offer' means the recommended cash offer made by UBS Limited on behalf of Honeywell Acquisitions II Limited for all of the First Technology Shares on the terms and subject to the conditions set out in the offer document dated January 16, 2006 and in the Form of Acceptance including, where the context requires, any subsequent revision, variation, extension or renewal of such offer or election available in connection with it;

(h)	'Offeror' means Honeywell Acquisitions II Limited;

(i)

'First Technology Shares' means the existing unconditionally allotted or issued ordinary shares of 10 pence each in the capital of First Technology (other than any such shares that may be Treasury Shares while held by First Technology) and any further such shares which are unconditionally allotted or issued (including pursuant to the exercise of outstanding options granted under the First Technology Share Option Schemes) at or prior to the time at which the Offer closes for acceptance (or, subject to the provisions of the Code, such earlier time and/or date, not being earlier than the date on which the Offer becomes unconditional as to acceptances or, if later, February 6, 2006, as Honeywell Acquisitions II may decide);

(j)	'First Technology' means First Technology PLC;

(k)

' First Technology Share Option Schemes' means the First Technology 1994 Executive Share Option Scheme, First Technology 2001 Executive Share Option Scheme, First Technology 1999 US Stock Option Plan, First Technology 2004 Savings Related Share Option Scheme, First Technology 1998 Long Term Incentive Plan, First Technology 1994 Savings Related Share Option Scheme;

(l)	'Panel' means the Panel on Takeovers and Mergers;

(m)'Companies Act' means the Companies Act 1985, as amended; and

(n)	'Form of Acceptance' means the form of acceptance and authority for use by First Technology Shareholders in connection with the Offer;

(o)	' First Technology Shareholders' means holders of First Technology Shares;

(p)	'Treasury Shares' means any First Technology Shares which are for the time being held by First Technology as treasury shares (within the meaning of section 162A of the Companies Act); and

(q)	'Honeywell' means Honeywell International Inc, a Delaware corporation.

Subject to the requirements of the Panel, the Offeror reserves the right to waive all or any of the above conditions, in whole or in part, except condition (i). The Offer will lapse if it does not become or is not declared unconditional as to acceptances. Further, the Offer will lapse unless conditions (ii) to (xii) have been fulfilled or (if capable of waiver) waived, or, where appropriate, have been determined by the Offeror to be or remain satisfied, by midnight on the day which is 21 days after the date on which the Offer becomes or is declared unconditional as to acceptances, or such later date as the Offeror may, with the consent of the Panel, decide, provided that the Offeror shall be under no obligation to waive or treat as fulfilled any of conditions (ii) to (xii) inclusive by a date earlier than the latest date specified above for the fulfilment thereof notwithstanding that any such condition or the other conditions of the Offer may at such earlier date have been fulfilled and that there are at such earlier date no circumstances indicating that any of such conditions may not be capable of fulfilment.

The Offer will lapse (unless otherwise agreed by the Panel) if a reference is made to the Competition Commission or the European Commission either initiates proceedings under Article 6(1)(c) of Council Regulation (EC) No 139/2004, as amended, or makes a referral to a competent national authority under Article 9(1) thereof and, having done so, the UK Competition Commission initiates an in-depth investigation in relation to the acquisition of First Technology, in any such case before the later of 3.00 pm (London time) on February 6, 2006 and the date on which the Offer becomes or is declared unconditional as to acceptances.

If the Offer lapses it will cease to be capable of further acceptance and the Offeror and accepting First Technology Shareholders shall thereupon cease to be bound by Forms of Acceptance submitted at or before the time when the Offer so lapses.

If the Offeror is required by the Panel to make an offer for First Technology Shares under the provisions of Rule 9 of the Code, the Offeror may make such alterations to the terms and conditions of the Offer as are necessary to comply with the provisions of that Rule.